U.S. Global Investors Funds
Supplement Dated March 26, 2008
to the Prospectus Dated November 1, 2007
The prospectus is hereby supplemented to reflect that U.S. Global Investors, Inc. (Adviser) has temporarily and voluntarily agreed to waive fees and/or reimburse expenses in an effort to maintain a certain yield for the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund. The Adviser may recapture any fees waived and/or expenses reimbursed under this arrangement. Accordingly, the following addition is made to the Fees and Expenses section of the prospectus.
Page 15 — Insert the following as the third paragraph under the Tax-Free and Government Money Market Funds Fee Table:
For the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund, the Adviser may waive fees and/or reimburse expenses of the fund to the extent necessary to maintain a certain minimum net yield for each such fund, as determined by the Adviser with respect to that fund (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the fund’s net yield to fall below the fund’s previously determined Minimum Yield or the expenses to exceed the overall expense ratio limit in effect at the time of the waiver and/or reimbursement. This recapture could negatively affect the fund’s yield and expenses in the future.